Exhibit 99.1

Media Contact:	Bunge News Bureau Bunge 636-292-3022 news@bunge.com
Investor Contact:	Ruth Ann Wisener Bunge 636-292-3014 Ruthann.wisener@bunge.com

Bunge Limited Finance Corp. Announces Extension of Exchange Offers

ST. LOUIS – October 30, 2024 – Bunge Global SA (NYSE: BG) (“Bunge”), today announced that its wholly-owned subsidiary, Bunge Limited Finance Corp. (“BLFC”), has further extended the expiration date of its previously announced (A) offers to exchange (each an “Exchange Offer” and, collectively the “Exchange Offers”) any and all outstanding 2.000% Notes due 2026 (the “Existing Viterra 2026 Notes”), 4.900% Notes due 2027 (the “Existing Viterra 2027 Notes”), 3.200% Notes due 2031 (the “Existing Viterra 2031 Notes”) and 5.250% Notes due 2032 (the “Existing Viterra 2032 Notes”, and together with the Existing Viterra 2026 Notes, the Existing Viterra 2027 Notes, and the Existing Viterra 2031 Notes, collectively, the “Existing Viterra Notes”), each series as issued by Viterra Finance B.V. (“VFBV”) and guaranteed by Viterra Limited (“Viterra”) and Viterra B.V., for (1) up to $1.95 billion aggregate principal amount of new notes to be issued by BLFC and guaranteed by Bunge (the “New Bunge Notes”), and (2) cash; and (B) related solicitations of consents by BLFC, on behalf of VFBV (each a “Consent Solicitation” and, collectively, the “Consent Solicitations”) from Eligible Holders (as defined below) of the (1) Existing Viterra 2026 Notes and the Existing Viterra 2031 Notes to amend the VFBV base indenture dated April 21, 2021, governing the Existing Viterra 2026 Notes and the Existing Viterra 2031 Notes (the “Existing Viterra 2026 and 2031 Notes Indenture”); and (2) Existing Viterra 2027 Notes and the Existing Viterra 2032 Notes to amend the VFBV base indenture dated April 21, 2022, governing the Existing Viterra 2027 Notes and the Existing Viterra 2032 Notes (the “Existing Viterra 2027 and 2032 Notes Indenture”, and with the Existing Viterra 2026 and 2031 Notes Indenture, each an “Existing Viterra Indenture” and collectively, the “Existing Viterra Indentures”). Bunge and BLFC hereby extend such expiration date from 5:00 p.m., New York City time, on October 31, 2024, to 5:00 p.m., New York City time, on January 2, 2025, unless further extended (the “Expiration Date”).

On the early tender date and consent revocation deadline of September 20, 2024, BLFC received consents sufficient to amend the respective Existing Viterra Indentures to, among other things, eliminate certain of the covenants, restrictive provisions and events of default and modify or amend certain other provisions, including unconditionally releasing and discharging the guarantees by each of Viterra and Viterra B.V. (with respect to the corresponding Existing Viterra Indenture for that series and, together, as the context requires, the “Proposed Amendments”). Supplemental indentures to the Existing Viterra Indentures were executed on September 23, 2024 in order to effect the Proposed Amendments (each an “Existing Viterra Supplemental Indenture” and collectively, the “Existing Viterra Supplemental Indentures”). The Existing Viterra Supplemental Indentures will become operative only upon the settlement date for the Exchange Offers and the Consent Solicitations, which is expected to be within two business days after the Expiration Date.

Each Exchange Offer and Consent Solicitation is subject to the satisfaction of certain conditions, including among other things, the consummation of Bunge’s pending acquisition (the “Business Combination”) of Viterra. The parties’ obligations to complete the Business Combination are conditioned upon (i) the receipt of antitrust approvals and (ii) certain other customary closing conditions. The consummation of the Business Combination is not subject to the completion of the Exchange Offers or Consent Solicitations or a financing condition.

To the extent the Business Combination is not anticipated to occur on or before the Expiration Date, for any reason, BLFC anticipates further extending the then-anticipated Expiration Date until such time that the Business Combination may be consummated on or before the Expiration Date. BLFC will provide notice of any such extension in advance of the Expiration Date.

The regulatory approval process for the announced Business Combination is continuing to progress. Bunge expects to receive the remaining approvals and close the Business Combination in the next several months.

Tenders of Existing Viterra Notes in the Exchange Offers and related consents validly delivered (and not validly revoked) prior to the extension of the Expiration Date remain valid. Tenders of Existing Viterra Notes in the Exchange Offers may be validly withdrawn at or prior to the Expiration Date. A valid withdrawal of tendered Existing Viterra Notes prior to the Expiration Date will not be deemed a revocation of the related consent and such consent will continue to be deemed validly delivered and not validly withdrawn. All Existing Viterra Notes previously tendered (and not validly withdrawn) or re-tendered (and not validly withdrawn) in an extended Exchange Offer will remain subject to such Exchange Offer and may be accepted for exchange by BLFC.

Except as described in this press release, the press release issued by the Company on September 23, 2024, and the press release issued by the Company on October 7, 2024, all other terms of the Exchange Offers and Consent Solicitations remain unchanged.

As of 6:00 a.m., New York City time, on October 30, 2024, the principal amounts of Existing Viterra Notes set forth in the table below had been validly tendered and not validly withdrawn (and consents thereby validly delivered and not validly revoked).

Title of Series of Existing Viterra	CUSIP Number of	Title Series of New	Aggregate Principal Amount	Existing Viterra Notes Tendered
Notes	Existing Viterra Notes	Bunge Notes	Outstanding	Principal Amount	Percentage
2.000% Notes due 2026	144A CUSIP: 92852LAA7 Reg S CUSIP: N9354LAA9	2.000% Notes due 2026	$600,000,000	$566,348,000	94.4%
4.900% Notes due 2027	144A CUSIP: 92852LAC3 Reg S CUSIP: N9354LAE1	4.900% Notes due 2027	$450,000,000	$436,993,000	97.1%
3.200% Notes due 2031	144A CUSIP: 92852LAB5 Reg S CUSIP: N9354LAB7	3.200% Notes due 2031	$600,000,000	$596,056,000	99.3%
5.250% Notes due 2032	144A CUSIP: 92852LAD1 Reg S CUSIP: N9354LAF8	5.250% Notes due 2032	$300,000,000	$295,000,000	98.3%

BLFC is making the Exchange Offers and Consent Solicitations pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated September 9, 2024 (the “Statement”). The Statement and other documents relating to the Exchange Offers and Consent Solicitations have and will only be distributed to holders of Existing Viterra Notes who complete and return a letter of eligibility certifying that they are (i) “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Securities Act”) or (ii) not “U.S. persons” and are outside of the United States within the meaning of Regulation S under the Securities Act and who are “non-U.S. qualified offerees” (as defined in the Statement) and who are not located in Canada are authorized to receive and review the Statement (such persons, “Eligible Holders”). Eligible Holders of Existing Viterra Notes who desire to obtain and complete the letter of eligibility and obtain copies of the Statement should call D.F. King & Co., Inc. (the “Information & Exchange Agent”) at (800) 967-5074 (toll-free) or (212) 269-5550 (collect for banks and brokers).

Among other risks described in the Statement, the Exchange Offers and Consent Solicitations are expected to result in reduced liquidity for the Existing Viterra Notes that are not exchanged and, the Proposed Amendments will reduce protection to remaining holders of Existing Viterra Notes. Eligible Holders should refer to the Statement for more details on the risks related to the Exchange Offers and Consent Solicitations.

BLFC has engaged BofA Securities, Inc. and J.P. Morgan Securities LLC as Lead Dealer Managers and Solicitation Agents, and SMBC Nikko Securities America, Inc. as Co-Dealer Manager and Solicitation Agent for the Exchange Offers and Consent Solicitations. Please direct questions regarding the Exchange Offers and Consent Solicitations to BofA Securities, Inc. at (888) 292-0070 (toll-free) or (980) 387-3907 (collect for banks and brokers) or J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-3554 (collect for banks and brokers).

The New Bunge Notes have not been registered under the Securities Act or any state or foreign securities laws, and they may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state and foreign securities laws.

About Bunge

At Bunge (NYSE: BG), our purpose is to connect farmers to consumers to deliver essential food, feed and fuel to the world. With more than two centuries of experience, unmatched global scale and deeply rooted relationships, we work to strengthen global food security, increase sustainability where we operate, and help communities prosper. As a world leader in oilseed processing and a leading producer and supplier of specialty plant-based oils and fats, we value our partnerships with farmers to bring quality products from where they’re grown to where they’re consumed. At the same time, we collaborate with our customers to develop tailored and innovative solutions to meet evolving dietary needs and trends in every part of the world. Our Company has its registered office in Geneva, Switzerland and its corporate headquarters in St. Louis, Missouri. We have approximately 23,000 dedicated employees working across approximately 300 facilities located in more than 40 countries.

Cautionary Statement Concerning Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements to encourage companies to provide prospective information to investors. This press release includes forward looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. Forward looking statements include all statements that are not historical in nature. We have tried to identify these forward looking statements by using words including "may," "will," "should," "could," "expect," "anticipate," "believe," "plan," "intend," "estimate," "continue" and similar expressions. These forward-looking statements, which include those related to BLFC’s ability to consummate the Exchange Offers and the Consent Solicitations, Bunge’s ability to generate sufficient cash flows to service debt and other obligations and ability to access capital, including debt or equity, and Bunge’s ability to achieve the benefits contemplated by the Exchange Offers and the Consent Solicitations, are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements, which are described in our Securities and Exchange Commission filings, including those set forth in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024 and “Part II — Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, filed with the SEC on August 1, 2024.

The forward looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward looking statements to reflect subsequent events or circumstances.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to purchase, or the solicitation of an offer to sell, or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In the case of the Exchange Offers and Consent Solicitations, the Exchange Offers and Consent Solicitations are being made solely pursuant to the Statement and only to such persons and in such jurisdictions as is permitted under applicable law.